UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address and zip code of principal executive offices)

(225) 292-2031 or (800) 467-2662

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock. $0.001 par value per share	AMED	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of its stockholders on September 8, 2023 (the “Special Meeting”) to vote on the proposals identified in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on August 10, 2023 (the “Definitive Proxy Statement”), which was first mailed to the Company’s stockholders on or about August 10, 2023. The Definitive Proxy Statement was filed in connection with the previously announced Agreement and Plan of Merger, dated June 26, 2023 (the “Merger Agreement”), by and among UnitedHealth Group Incorporated (“Parent”), Aurora Holdings Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”), and Amedisys, Inc. (the “Company”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement, with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As of the close of business on August 4, 2023, the record date for the Special Meeting, there were 32,632,961 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. Stockholders entitled to cast 77.12% of all the votes entitled to be cast at the Special Meeting were present in person or represented by proxy at the Special Meeting. Each of the two proposals voted on was approved by the requisite vote of the Company’s stockholders. A brief description of and tabulation of votes for each proposal are set forth below.

1.	The Company’s stockholders approved the adoption of the Merger Agreement.

Votes For	Votes Against	Votes Abstained
25,069,466	30,082	67,374

2.	The Company’s stockholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.

Votes For	Votes Against	Votes Abstained
23,746,599	1,340,582	79,741

In light of the approval of Proposal 1, Proposal 3 in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on August 10, 2023, to adjourn the Special Meeting if necessary to solicit additional proxies, was rendered moot and was not voted on at the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include projections as to the anticipated benefits of the proposed transaction as well as statements regarding the impact of the proposed transaction on Parent’s and the Company’s business and future financial and operating results, the amount and timing of synergies from the proposed transaction and the closing date for the proposed transaction.

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Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements as a result of various factors. These factors include, among other things, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to complete the proposed transaction on the anticipated terms and timetable, (2) the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) the effect of the pendency of the proposed transaction on the Company’s ability to maintain relationships with its patients, payers and providers and retain its management and key employees, (4) costs related to the proposed transaction, and (5) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere. Additional information concerning risks, uncertainties and assumptions can be found in Parent’s and the Company’s respective filings with the SEC, including the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statement made in this communication is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. You are cautioned not to rely on the Company’s forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Richard Ashworth
Name: Richard Ashworth
Title: President and Chief Executive Officer

DATE: September 8, 2023

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